  PACE Money Market Investments

                               --------------------
                                    PROSPECTUS
                                 NOVEMBER 27, 2000
                         ----------------------------------

This Prospectus offers shares of PACE Money Market Investments, a series of PaineWebber PACE-SM- Select Advisors Trust, to participants in the PaineWebber PACE-SM- Multi Advisor Program. The PaineWebber PACE-SM- Multi Advisor Program is designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

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                   PaineWebber PACE Money Market Investments

                                    Contents
                                    THE FUND

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
What every investor       3    Investment Objective, Strategies and Risks
should know about
the fund                  4    Performance
                          5    Expenses and Fee Tables
                          6    More About Risks and Investment Strategies

                                YOUR INVESTMENT

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
Information for           7    Investing in the Fund
managing your fund             --Buying Shares
account                        --The PaineWebber PACE-SM- Multi Advisor Program
                               --Selling Shares
                          8    --Pricing and Valuation

                             ADDITIONAL INFORMATION

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
Additional important      9    Management
information about
the fund                 10    Dividends and Taxes
                         11    Financial Highlights

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
Where to learn more            Back Cover
about the fund

                       ---------------------------------
                         The fund is not a complete or
                          balanced investment program.
                       ---------------------------------

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                               Prospectus Page 2

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                   PaineWebber PACE Money Market Investments

                         PACE Money Market Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

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FUND OBJECTIVE

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

Mitchell Hutchins Asset Management Inc., the fund's manager and investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. Mitchell Hutchins considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:

- CREDIT RISK -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

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                               Prospectus Page 3
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                   PaineWebber PACE Money Market Investments

                                  PERFORMANCE

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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE-SM- Multi Advisor Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table does reflect the annual PACE-SM- Multi Advisor Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  5.05%
1997  5.27%
1998  5.21%
1999  4.82%

CALENDAR YEAR
Total Return January 1 to September 30, 2000 -- 4.44%
Best quarter during calendar years shown: 4th quarter, 1997 -- 1.33% Worst quarter during calendar years shown: 1st quarter, 1999 -- 1.12%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

                                                              CLASS P
                                                              --------
One Year....................................................   3.26%
Life of Fund (Inception Date 8/24/95).......................   3.55%

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                               Prospectus Page 4
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                   PaineWebber PACE Money Market Investments

                            EXPENSES AND FEE TABLES

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FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)..................................................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering price)...........  None
Maximum Annual Account Fee for PaineWebber PACE-SM- Multi Advisor Program
  (as a % of average value of shares held on the last calendar day of the previous quarter).......................................................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees...........................................................  0.15%
Distribution and/or Service (12b-1) Fees..................................  None
Other Expenses*...........................................................  0.80%
                                                                            ----
Total Annual Fund Operating Expenses......................................  0.95%
                                                                            ====
Expense Reimbursements**..................................................  0.45%
                                                                            ----
Net Expenses**............................................................  0.50%
                                                                            ====

---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.

** The fund and Mitchell Hutchins have entered into a written expense reimbursement agreement. Mitchell Hutchins is contractually obligated to reimburse the fund to the extent that the fund's expenses through December 1, 2002, otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE-SM- Multi Advisor Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $203      $675      $1,222     $2,716

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                               Prospectus Page 5
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                   PaineWebber PACE Money Market Investments

                   MORE ABOUT RISKS AND INVESTMENT STRATEGIES

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PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in money market instruments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements.

Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on an assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.

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                               Prospectus Page 6

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                   PaineWebber PACE Money Market Investments

                             INVESTING IN THE FUND

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BUYING SHARES
If you are a participant in the PaineWebber PACE-SM- Multi Advisor Program, you may buy shares of the fund through a managed account maintained with PaineWebber Incorporated. Payment for investments made through the PACE-SM- Multi Advisor Program is made by debiting this account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary PACE-SM- Multi Advisor Program documentation and made an asset allocation decision. Your Financial Advisor is responsible for promptly forwarding your order to PaineWebber's headquarters.

The fund and PaineWebber reserve the right to reject a purchase order or suspend the offering of fund shares.

THE PAINEWEBBER PACE-SM- MULTI ADVISOR PROGRAM

The PACE-SM- Multi Advisor Program is described in detail in the PACE-SM- Multi Advisor Disclosure Document, the PACE-SM- Multi Advisor Investment Advisory Agreement and other Program documents. The description of the PACE-SM- Multi Advisor Program in this Prospectus is only a brief summary of certain features of the Program and is not intended as a complete description.

The PaineWebber PACE-SM- Multi Advisor Program is an advisory program sponsored by PaineWebber that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. PaineWebber has no investment discretion over your PACE-SM- Multi Advisor Program account except to the extent required to permit automatic rebalancing of your account if you elect that service. Otherwise, you will make all the investment decisions.

The fund is one of several funds used as vehicles to implement the long-term asset allocation strategies recommended through the PACE-SM- Multi Advisor Program based on an evaluation of your investment objectives and risk tolerances.

The minimum initial aggregate investment in the PACE-SM- Multi Advisor Program is $10,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

It is possible that PaineWebber's periodic recommendations for adjustments in the allocation of your assets among different funds may not be successful or may not be developed, transmitted and acted upon quickly enough to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully PaineWebber's asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets.

PAINEWEBBER PACE-SM- MULTI ADVISOR PROGRAM FEE

For the services provided to you under the PACE-SM- Multi Advisor Program, you will pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the Program. This quarterly fee is generally charged to your PaineWebber account. Employees of PaineWebber and its affiliates may participate in the PACE-SM- Multi Advisor Program at a reduced fee or for no fee.

PaineWebber Financial Advisors receive a portion of the PACE-SM- Program Fee for the services they provide to participants.

As a PACE-SM- Multi Advisor Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations.

SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your PaineWebber Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to PaineWebber's headquarters. After it receives and accepts your request, PaineWebber repurchases your

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                               Prospectus Page 7

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                   PaineWebber PACE Money Market Investments

fund shares. You generally will receive the proceeds of the sale within the first business day after PaineWebber receives the order.

PaineWebber reserves the right not to repurchase your shares. In that case, PaineWebber forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

- Your name and address;

- The fund's name;

- Your account number;

- The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

PaineWebber may terminate your participation in the PACE-SM- Multi Advisor Program if the value of your assets in the Program declines or is reduced to less than $7,500. If PaineWebber elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more within 30 days. This notice may appear on your account statement. PaineWebber will not terminate your participation in the Program if the value of your account falls below $7,500 solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

PRICING AND VALUATION

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is placed. The fund calculates its net asset value on days that the New York Stock Exchange is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. The fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

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                               Prospectus Page 8

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                   PaineWebber PACE Money Market Investments

                                   MANAGEMENT

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MANAGER AND INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the fund's manager and administrator and also provides investment advisory services. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is an indirect wholly owned subsidiary of UBS AG.

UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On October 31, 2000, Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

The fund has received an exemptive order from the SEC to permit the board to select and replace investment advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the investment advisers without obtaining shareholder approval.

ADVISORY AND ADMINISTRATION FEES

The fund pays fees to Mitchell Hutchins for administrative services and advisory services at the annual contract rates of 0.20% and 0.15%, respectively, of the fund's average daily net assets. During the fiscal year ended July 31, 2000, Mitchell Hutchins waived all its administrative and advisory fees.

PORTFOLIO MANAGER

Susan P. Ryan, a senior vice president of Mitchell Hutchins, is primarily responsible for the day-to-day management of the fund's portfolio. She has held her fund responsibilities since its inception.

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                               Prospectus Page 9
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                   PaineWebber PACE Money Market Investments

                              DIVIDENDS AND TAXES

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DIVIDENDS

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its dividends will be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain on the sale of fund shares so long as the fund maintains a share price of $1.00.

As noted above, shareholders will pay the PACE-SM- Multi Advisor Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes.

See the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

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                               Prospectus Page 10
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                   PaineWebber PACE Money Market Investments

                              FINANCIAL HIGHLIGHTS

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The following financial highlights table is intended to help you understand the fund's financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends.

This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                                                 PACE
                                                       MONEY MARKET INVESTMENTS
                                          ---------------------------------------------------
                                                 FOR THE YEARS ENDED
                                                       JULY 31,               FOR THE PERIOD
                                          ----------------------------------       ENDED
                                           2000     1999     1998     1997    JULY 31, 1996+
                                          -------  -------  -------  -------  ---------------
Net asset value, beginning of period....  $  1.00  $  1.00  $  1.00  $  1.00      $  1.00
                                          -------  -------  -------  -------      -------
Net investment income...................     0.05     0.05     0.05     0.05         0.05
                                          -------  -------  -------  -------      -------
Dividends from net investment income....    (0.05)   (0.05)   (0.05)   (0.05)       (0.05)
                                          -------  -------  -------  -------      -------
Net asset value, end of period..........  $  1.00  $  1.00  $  1.00  $  1.00      $  1.00
                                          =======  =======  =======  =======      =======
Total investment return (1).............     5.53%    4.85%    5.32%    5.13%        4.75%
                                          =======  =======  =======  =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $65,521  $47,174  $25,493  $16,070      $10,221
Expenses to average net assets, net of
fee waivers and expense
reimbursements..........................     0.50%    0.50%    0.50%    0.50%        0.50%*
Expenses to average net assets, before
fee waivers and expense
reimbursements..........................     0.95%    1.07%    1.20%    1.89%        2.40%*
Net investment income to average net
assets, net of fee waivers and expense
    reimbursements......................     5.46%    4.70%    5.20%    5.04%        4.93%*
Net investment income to average net
assets, before fee waivers and expense
    reimbursements......................     5.01%    4.13%    4.50%    3.65%        3.03%*

-----------

  +  For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
  *  Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE-SM- Multi Advisor Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

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                               Prospectus Page 11

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                   PaineWebber PACE Money Market Investments

TICKER SYMBOL

PACE Money Market Investments        PCEXX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in its annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:

-For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's
 Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov

PaineWebber PACE Select Advisors Trust
Investment Company Act File No. 811-8764

-C- 2000 PaineWebber Incorporated. All rights reserved.

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